CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Edward J. Roach, President & Treasurer of The RBB Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  May 5, 2005                    /s/ Edward J. Roach
     -----------------           -----------------------------------------
                                 Edward J. Roach, President & Treasurer
                                 (principal executive officer  & principal
                                 financial officer)